UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2013

Forward Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-6669	13-1950672
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Rosemary Ave. Ste. 219 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 465-0030

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On August 14, 2013, Forward Industries, Inc. (the “Company”) completed the sale of (i) an additional 50,890 shares of its 6% Senior Convertible Preferred Stock, par value $0.01 per share (the “Convertible Preferred Stock”) and (ii) warrants to purchase a total of 50,890 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) (the “Warrants” and together with the Convertible Preferred Stock, the “Securities”) to an accredited investor (the “Investor”) in a private placement (the “Private Placement”) pursuant to the terms of a securities purchase agreement, dated August 14, 2013 (the “Purchase Agreement”), by and between the Company and the Investor.  The Purchase Agreement was entered into in connection with a closing under the Private Placement (the “Closing”) following two previous closings under the Private Placement that occurred on June 28, 2013 and August 7, 2013 (together, the “Previous Closings”), respectively.  The Closing resulted in gross proceeds of approximately $100,000 to the Company and, together with the gross proceeds of approximately $1,175,000 from the Previous Closings, amounts to total gross proceeds of approximately $1,275,000 from the Private Placement through the date of the Closing.  Together with the Securities sold in the Previous Closings, the Company has sold a total of 648,846 shares of Convertible Preferred Stock and Warrants to purchase 648,846 shares of Common Stock in the Private Placement as of the date of the Closing. The Company may sell additional shares of Convertible Preferred Stock, together with related Warrants, in one or more subsequent closings.

Except for the respective dates thereof, the terms and provisions of the Securities purchased by the Investor in the Closing are identical to the terms and provisions of the Securities purchased by investors in the Previous Closings and the Purchase Agreement is identical to the purchase agreements the Company entered into with investors in the Previous Closings.

The total purchase price paid by the Investor for each share of Convertible Preferred Stock and Warrant purchased in the Closing was $1.965, consisting of (i) $1.84 in respect of the Convertible Preferred Stock, plus (ii) $0.125 in respect of the Warrant.  The Warrants have an initial exercise price of $1.84 per share, subject to adjustment upon the occurrence of certain customary events.  The Warrants are exercisable at any time on or after January 1, 2014 (the “Initial Exercise Date”) and terminate on the 10-year anniversary of the Initial Exercise Date.

Each share of Convertible Preferred Stock is convertible into one share of Common Stock at an initial conversion price of $1.84 per share, subject to adjustment upon the occurrence of certain customary events (the “Conversion Price”).  At the initial Conversion Price, the 50,890 shares of Convertible Preferred Stock issued at the Closing are convertible into an aggregate of 54,347 shares of Common Stock, and the total of 648,846 shares of Convertible Preferred Stock issued in the Private Placement as of the date of the Closing are convertible into an aggregate of 692,919 shares of Common Stock.

The terms, rights, obligations and preferences of the Convertible Preferred Stock are set forth in a Certificate of Amendment of the Certificate of Incorporation of the Company (the “Certificate of Amendment”) filed with the Department of State of the State of New York and are described in further detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 3, 2013 (the “Initial Closing 8-K”), which is incorporated by reference herein.

In connection with the sale of the Securities to the Investor in the Closing, the Company entered into a Registration Rights Agreement with the Investor dated as of August 14, 2013 (the “Registration Rights Agreement”), with the same terms and provisions as the Registration Rights Agreements the Company entered into with investors in the Previous Closings, as described in further detail in the Initial Closing 8-K and Item 5 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 12, 2013, each of which is incorporated by reference herein.

The issuance of the Securities in the Private Placement was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D promulgated thereunder.  The Securities and the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock and exercise of the Warrants may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements.

The descriptions of the terms and conditions of the Convertible Preferred Stock, the Warrants, the Purchase Agreements and the Registration Rights Agreement set forth herein do not purport to be complete and are qualified in their entirety by: (i) the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 to the Initial Closing 8-K and incorporated herein by reference, (ii) the form of Convertible Preferred Stock Certificate, which is attached as Exhibit 4.1 to the Initial Closing 8-K and incorporated herein by reference, (iii) the form of Warrant, which is attached as Exhibit 4.2 to the Initial Closing 8-K and incorporated herein by reference; (iv) the form of Purchase Agreement, which is attached as Exhibit 10.1 to the Initial Closing 8-K and incorporated herein by reference, and (v) the form of Registration Rights Agreement, which is attached as Exhibit 10.2 to the Initial Closing 8-K and incorporated herein by reference.

Item 2.02.       Results of Operations and Financial Condition.

On Monday, August 12, 2013, Forward Industries, Inc. (the “Company”) issued a press release, dated August 12, 2013, announcing its results of operations for the three and nine month periods ended June 30, 2013, a copy of which release is attached hereto as Exhibit 99.1.

More complete information relating to the Company’s results of operations and financial condition for such periods is contained in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 12, 2013.

The foregoing description is qualified in its entirety by reference to the above-referenced press release, which is incorporated herein by reference, and the above-referenced Form 10-Q.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, regardless of any incorporation by reference language in any such filing, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 3.03.       Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.     Description

3.1

Certificate of Amendment of the Certificate of Incorporation of Forward Industries, Inc. filed with the Department of State of the State of New York on June 28, 2013 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).

4.1	Form of 6% Senior Convertible Preferred Stock Certificate (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).
4.2	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).
10.1

Form of Securities Purchase Agreement between Forward Industries, Inc., dated as of August 7, 2013, and the investor signatory thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).

10.2

Form of Registration Rights Agreement, dated as of August 7, 2013, among Forward Industries, Inc. and the investors signatory thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).

99.1	Press Release (filed herewith).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties. Actual results may differ substantially from those expressed or implied in such forward-looking statements due to a number of factors. Readers are cautioned that all forward-looking statements are based on management’s present expectations, estimates and projections, but involve risks and uncertainty. Please refer to the Company’s report on Form 10-K for the year ended September 30, 2012, as filed with the Securities and Exchange Commission, for additional information. The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2013	By:	FORWARD INDUSTRIES, INC. /s/ James O. McKenna
		Name:	James O. McKenna
		Title:	Chief Financial Officer

EXHIBIT INDEX

3.1

Certificate of Amendment of the Certificate of Incorporation of Forward Industries, Inc. filed with the Department of State of the State of New York on June 28, 2013 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).

4.1	Form of 6% Senior Convertible Preferred Stock Certificate (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).
4.2	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).
10.1

Form of Securities Purchase Agreement between Forward Industries, Inc., dated as of August 7, 2013, and the investor signatory thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).

10.2

Form of Registration Rights Agreement, dated as of August 7, 2013, among Forward Industries, Inc. and the investors signatory thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Forward Industries, Inc. filed on July 3, 2013).

99.1	Press Release (filed herewith).